SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          July 24, 1998 (July 20, 1998)
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


                 1-1183                                 13-1584302
        (Commission File Number)            (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

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Item 5.      Other Events.

        The information contained in Exhibit 20 hereto is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)    Exhibits

               20     Press Release dated July 20, 1998 from PepsiCo, Inc.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 24, 1998                       PepsiCo, Inc.



                                            By:    LAWRENCE F. DICKIE
                                                   -----------------------------
                                                   Lawrence F. Dickie
                                                   Vice President,
                                                   Associate General Counsel
                                                   and Assistant Secretary

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                                INDEX TO EXHIBITS



Exhibit No.                         Description                         Page
-------------           --------------------------------------          ----


      20                Press release dated July 20, 1998 from           4
                        PepsiCo, Inc.